ARMADA FUNDS PROSPECTUS
                                    R SHARES

                                   MAY 5, 2003


                                  EQUITY FUNDS

                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                                EQUITY INDEX FUND
                            INTERNATIONAL EQUITY FUND
                              LARGE CAP VALUE FUND
                              SMALL CAP GROWTH FUND
                            SMALL/MID CAP VALUE FUND


                               FIXED INCOME FUNDS

                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                           U.S. GOVERNMENT INCOME FUND


                                MONEY MARKET FUND

                                MONEY MARKET FUND


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
WWW.ARMADAFUNDS.COM
-------------------

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class R Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                         PAGE

ARMADA CORE EQUITY FUND....................................................2

ARMADA EQUITY GROWTH FUND..................................................4

ARMADA EQUITY INDEX FUND...................................................6

ARMADA INTERNATIONAL EQUITY FUND...........................................8

ARMADA LARGE CAP VALUE FUND...............................................10

ARMADA SMALL CAP GROWTH FUND..............................................12

ARMADA SMALL/MID CAP VALUE FUND...........................................14

ARMADA LIMITED MATURITY BOND FUND.........................................18

ARMADA TOTAL RETURN ADVANTAGE FUND........................................20

ARMADA U.S. GOVERNMENT INCOME FUND........................................22

ARMADA MONEY MARKET FUND..................................................26

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES....................30

MORE INFORMATION ABOUT FUND INVESTMENTS...................................32

INVESTOR PROFILES.........................................................34

INVESTMENT ADVISER AND INVESTMENT TEAMS...................................35

PURCHASING, SELLING AND EXCHANGING FUND SHARES............................37

DIVIDENDS AND TAXES.......................................................43

FINANCIAL HIGHLIGHTS......................................................45

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in common stocks of large cap companies

  Principal Risk
  Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

  Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

  The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

  This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1998       1999       2000     2001       2002

31.99%     19.72%     1.45%    -14.49%    -20.44%

Best Quarter      25.04%   (12/31/98)
Worst Quarter     -17.62   (9/30/02)


The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -3.08%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-----------------------------------------------------------------
                                          SINCE      DATE OF
CLASS A SHARES        1 YEAR   5 YEARS   INCEPTION  INCEPTION
-----------------------------------------------------------------

Armada Core Equity
Fund                                                 8/1/97

Returns Before
Taxes                -24.79%    0.60%      1.06%

Returns After
Taxes on
Distributions        -24.94%   -0.52%     -0.00%

Returns After
Taxes on
Distributions and
Sale of Fund Shares  -15.22%    0.56%      0.92%

-----------------------------------------------------------------

S&P 500 Composite
Stock Price Index 1
(reflects no
deduction for
fees, expenses or                                     Since
taxes)               -22.10%    -0.58%    -0.10%     7/31/97
---------------------------------------------------------------
1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in growth-oriented common stocks of large cap companies

  Principal Risk
  Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1993       1994       1995     1996       1997

-0.47%     -0.94%     28.51%   19.98%     36.34%

1998       1999       2000     2001       2002

28.74%     22.66%     -5.48%   -16.53%    -28.39%

Best Quarter      22.85%    (12/31/98)
Worst Quarter     -16.15%   (3/31/01)


The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -2.60%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------

CLASS A SHARES                 1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------
Armada Equity Growth Fund

Returns Before Taxes          -32.32%     -3.36%       5.74%

Returns After Taxes on
Distributions                 -32.34%     -3.87%       4.16%

Returns After Taxes on
Distributions and Sale of
Fund Shares                   -19.84%     -2.62%       4.20%

-----------------------------------------------------------------

S&P 500 Composite Stock
Price Index 1
(reflects no deduction for
fees, expenses or taxes)      -22.10%     -0.58%       9.84%
----------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

FUND SUMMARY

  Investment Goal
  To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

  Principal Investment Strategy
  Investing in stocks that comprise the S&P 500
  Composite Stock Price Index

  Principal Risks
  Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

     CALENDAR YEAR TOTAL RETURNS

1999       2000       2001     2002

20.28%     -9.45%    -12.47%   -22.57%

Best Quarter      14.65%   (12/31/99)
Worst Quarter     -17.37%  (9/30/02)


The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -3.31%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------
                                       SINCE     DATE OF
CLASS A SHARES              1 YEAR   INCEPTION  INCEPTION
----------------------------------------------------------
Armada Equity Index Fund                        10/15/98

Returns Before Taxes       -25.45%    -5.92%

Returns After Taxes on
Distributions              -25.77%    -4.57%

Returns After Taxes on
Distributions and Sale
of Fund Shares             -15.61%    -3.43%

-----------------------------------------------------------------

S&P 500 Composite Stock
Price Index 1
(reflects no deduction
for fees, expenses or                             Since
taxes)                     -22.10%    -4.06%    10/15/98
----------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in common stocks of issuers located in at least three foreign countries

  Principal Risks
  Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investments purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

            CALENDAR YEAR TOTAL RETURNS

1998      1999       2000       2001        2002
19.53%    49.71%     -17.09%    -25.52%     -19.20%

Best Quarter      36.05%   (12/31/99)
Worst Quarter     -19.86%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -7.05%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------
                                           SINCE     DATE OF
CLASS A SHARES       1 YEAR    5 YEARS   INCEPTION  INCEPTION
--------------------------------------------------------------

Armada
International
Equity Fund                                           8/1/97

Returns Before
Taxes                -23.62%    -3.34%    -4.40%

Returns After
Taxes on
Distributions        -23.53%    -3.72%    -4.75%

Returns After
Taxes on
Distributions and
Sale of Fund Shares  -14.35%    -2.54%    -3.36%

-----------------------------------------------------------------

MSCI EAFE
Index 1
(reflects no
deduction for
fees, expenses or                                   Since
taxes)               -15.94%    -2.89%    -4.53%    7/31/97
--------------------------------------------------------------

1The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
 EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in value-oriented common stocks of large cap companies

  Principal Risk
  Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

         CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999
27.37%   17.89%   28.87%   9.77%    -0.25%

2000     2001     2002
11.30%   -4.05%   -15.22%

Best Quarter      12.50%   (6/30/97)
Worst Quarter     -17.98%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -6.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------
                                           SINCE     DATE OF
CLASS A SHARES        1 YEAR   5 YEARS   INCEPTION  INCEPTION
--------------------------------------------------------------
Armada Large Cap
Value Fund                                          8/22/94

Returns Before
Taxes                -19.87%    -1.30%     7.31%

Returns After
Taxes on
Distributions        -20.27%    -2.43%     5.60%

Returns After
Taxes on
Distributions and
Sale of Fund Shares  -12.15%    -1.24%     5.34%

-----------------------------------------------------------------

S&P 500/Barra
Value Index 1
(reflects no
deduction for
fees, expenses or                                     Since
taxes)               -20.85%    -0.85%     8.63%     8/31/94

Russell 1000 Value
Index 2
(reflects no
deduction for
fees, expenses or                                     Since
taxes)               -15.52%    1.16%     10.47%     8/31/94
--------------------------------------------------------------

1The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

2The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in growth-oriented common stocks of small cap companies

  Principal Risks
  Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

       CALENDAR YEAR TOTAL RETURNS

1998     1999     2000     2001     2002
7.28%    35.63%   -15.19%  -8.27%   -39.47%

Best Quarter      36.11%   (12/31/99)
Worst Quarter     -25.82%  (9/30/01)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -4.56%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-----------------------------------------------------------
                                         SINCE     DATE OF
CLASS A SHARES       1 YEAR   5 YEARS  INCEPTION  INCEPTION
-----------------------------------------------------------
Armada Small Cap
Growth Fund                                       8/1/97

Returns Before
Taxes                -42.78%  -8.32%     -6.53%

Returns After
Taxes
on Distributions     -42.78%  -8.74%     -6.94%

Returns After
Taxes on
Distributions
and Sale of
Fund Shares          -26.27%  -6.17%     -4.84%

-----------------------------------------------------------------

Russell 2000
Growth Index 1
(reflects no
deduction for
fees, expenses                                     Since
or taxes)            -30.26%  -6.59%     -5.73%   7/31/97
-----------------------------------------------------------

1The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

  Investment Goal
  Long-term capital appreciation

  Principal Investment Strategy
  Investing in value-oriented common stocks of small cap and mid cap companies

  Principal Risks
  Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                           CORE EQUITY FUND             EQUITY GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS R                        CLASS R
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                          None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1                                 0.75%                          0.75%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                          None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                          None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                          None
----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.75%                          0.75%
----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                          0.60%
----------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.16%                          0.14%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.51%                          1.49%
----------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                      EQUITY INDEX FUND          INTERNATIONAL EQUITY FUND
                                                               CLASS R                        CLASS R
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                          None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value) 1                                0.75%                          0.75%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                          None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                          None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                          None
----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.35%2                         1.15%
----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                          0.60%
----------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.13%                          0.15%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.08%                          1.90%
----------------------------------------------------------------------------------------------------------

EQUITY FUNDS
FUND FEES & EXPENSES (CONTINUED)

SHAREHOLDER FEES                                 LARGE CAP VALUE FUND        SMALL CAP GROWTH FUND      SMALL /MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                   CLASS R                      CLASS R                      CLASS R
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)              None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1                         0.75%                        0.75%                        0.75%
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                   None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                 None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                0.75%                        1.00%                       1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                            0.60%                        0.60%                       0.60%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.13%                        0.20%                       0.16%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.48%                        1.80%                       1.76%
------------------------------------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees were 0.20%. The Adviser expects to continue to waive a portion of its advisory fees for the Equity Index Fund during the current fiscal year. With this fee waiver, the actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.20% and 0.93%, respectively. This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                 1 YEAR      3 YEARS       5 YEARS     10 YEARS
CORE EQUITY FUND
    Class R Shares 1              $229        $477          $824        $1,802
    Class R Shares 2               154         477           824         1,802
EQUITY GROWTH FUND
    Class R Shares 1               227         471           813         1,779
    Class R Shares 2               152         471           813         1,779
EQUITY INDEX FUND
    Class R Shares 1               185         343           595         1,317
    Class R Shares 2               110         343           595         1,317
INTERNATIONAL EQUITY FUND
    Class R Shares 1               268         597           1,026       2,222
    Class R Shares 2               193         597           1,026       2,222
LARGE CAP VALUE FUND
    Class R Shares 1               226         468           808         1,768
    Class R Shares 2               151         468           808         1,768
SMALL CAP GROWTH FUND
    Class R Shares 1               258         566           975         2,116
    Class R Shares 2               183         566           975         2,116
SMALL/MID CAP VALUE FUND
    Class R Shares 1               254         554           N/A         N/A
    Class R Shares 2               179         554           N/A         N/A

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

  FUND SUMMARY

  INVESTMENT GOAL
   Current income as well as preservation of capital

  PRINCIPAL INVESTMENT STRATEGY
   Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

  PRINCIPAL RISKS
   Market risk, interest rate risk,
   prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

         CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999
7.60%    5.18%    6.33%    6.58%    3.15%

2000     2001     2002
4.39%    9.03%    5.09%

Best Quarter      3.59%    (3/31/01)
Worst Quarter     -0.34%   (12/31/00)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 0.42%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------
                                                SINCE     DATE OF
CLASS A SHARES             1 YEAR   5 YEARS   INCEPTION INCEPTION
------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                9/9/94

Returns Before
Taxes                       2.24%    5.05%      5.46%

Returns After Taxes on
Distributions               0.80%    2.88%      3.17%

Returns After Taxes on
Distributions and Sale
of Fund Shares              1.35%    2.94%      3.21%

-----------------------------------------------------------------

Merrill Lynch 1-3 Year
U.S.
Corporate/Government
Index 1
(reflects no deduction
for fees, expenses or                                     Since
taxes)                      6.09%    6.61%      6.64%    8/31/94
------------------------------------------------------------------

1The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

  INVESTMENT GOAL
   Current income as well as preservation of capital

  PRINCIPAL INVESTMENT STRATEGY
   Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

  PRINCIPAL RISKS
   Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.

The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentatilites are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

          CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999    2000
18.37%   2.86%    8.54%    8.68%    -3.21%  12.33%

2001     2002
7.01%    10.81%

Best Quarter      6.28%    (6/30/95)
Worst Quarter     -2.58%   (3/31/96)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 1.63%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS For CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------
                                           SINCE     DATE OF
CLASS A SHARES          1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------

Armada Total Return
Advantage Fund                                        9/6/94

Returns Before Taxes    5.53%   5.94%      6.98%

Returns After Taxes
on Distributions        3.26%   3.56%      4.19%

Returns After Taxes
on Distributions and
Sale of Fund Shares     3.48%   3.55%      4.16%

-----------------------------------------------------------------

Lehman U.S.
Government/Credit
Index 1 (reflects no
deduction for fees,                                    Since
expenses or taxes)      11.02%  7.61%      8.07%      8/31/94
--------------------------------------------------------------

1The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

  INVESTMENT GOAL
   Current income as well as preservation of capital

  PRINCIPAL INVESTMENT STRATEGY
   Investing in mortgage-related securities issued or guaranteed by the U.S. government

  PRINCIPAL RISKS
   Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt-securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

          CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
7.41%    -0.70%   13.50%   4.54%    7.87%   6.83%

1999     2000     2001     2002
0.95%    10.00%   7.35%    7.92%

Best Quarter     3.88%   (6/30/95)
Worst Quarter   -1.13%   (3/31/94)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 0.68%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------
CLASS A SHARES              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------
Armada U.S. Government
Income Fund

Returns Before Taxes        2.75%        5.54%       5.97%

Returns After Taxes on
Distributions               0.83%        3.23%       3.23%

Returns After Taxes on
Distributions and Sale
of Fund Shares              1.65%        3.24%       3.33%

-----------------------------------------------------------------

Lehman Mortgage-Backed
Securities Index 1
(reflects no deduction
for fees, expenses or
taxes)                      8.74%        7.34%       7.28%
--------------------------------------------------------------

1The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

SHAREHOLDER FEES                               LIMITED MATURITY       TOTAL RETURN ADVANTAGE   U.S. GOVERNMENT INCOME
(PAID DIRECTLY FROM YOUR INVESTMENT)              BOND FUND                    FUND                     FUND
                                                   CLASS R                   CLASS R                   CLASS R
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                              None                      None                      None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1
                                                    0.75%                     0.75%                     0.75%
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                      None                      None                     None
-----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None                      None                     None
-----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None                      None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                            0.45%2                    0.55%2                    0.55%
-----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.60%                     0.60%                     0.60%
-----------------------------------------------------------------------------------------------------------------------
Other Expenses                                      0.13%                     0.12%                     0.15%
-----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  1.18%                     1.27%                     1.30%
-----------------------------------------------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class R
 Shares redeemed prior to eighteen months from the date of purchase.

2The Adviser waived a portion of its advisory fees for the Limited Maturity Bond
 Fund and Total Return Advantage Fund during the last fiscal year. With these fee waivers, the Funds' actual Investment Advisory Fees were 0.35% and 0.38% for the Limited Maturity Bond Fund and Total Return Advantage Fund, respectively. The Adviser expects to continue to waive a portion of its advisory fees for each of the Limited Maturity Bond Fund and Total Return Advantage Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating
 Expenses are expected to be:

             FUND                ADVISORY FEES       TOTAL EXPENSES
  Limited Maturity Bond Fund         0.35%                1.08%
  Total Return Advantage             0.40%                1.12%
  Fund

These fee waivers remain in effect as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                    1 YEAR      3 YEARS      5 YEARS    10 YEARS
LIMITED MATURITY BOND FUND
    Class R Shares 1                 $195         $375         $649      $1,432
    Class R Shares 2                  120          375          649       1,432
TOTAL RETURN ADVANTAGE FUND
    Class R Shares 1                  204          403          697       1,534
    Class R Shares 2                  129          403          697       1,534
U.S. GOVERNMENT INCOME FUND
    Class R Shares 1                  207          412          713       1,568
    Class R Shares 2                  132          412          713       1,568

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

                     This page is intentionally left blank.

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

FUND SUMMARY

  INVESTMENT GOAL
   High current income consistent with stability of principal while maintaining liquidity

  PRINCIPAL INVESTMENT STRATEGY
   Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

  PRINCIPAL RISKS
   Interest rate risk, credit risk, counterparty risk, loss risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. No matter how good a job an investment manager does, you could lose your money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would have been less than those shown below.

           CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
2.64%    3.88%    5.61%    5.09%    5.22%   5.11%

1999     2000     2001     2002
4.76%    6.05%    3.66%    1.22%

Best Quarter      1.56%    (9/30/00)
Worst Quarter     0.25%    (12/31/02)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 0.17%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002.

-------------------------------------------------
CLASS A SHARES     1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------

Armada Money
Market Fund        1.22%     4.15%     4.31%
-------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

FUND FEES & EXPENSES (CONTINUED)
SHAREHOLDER FEES                                      MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS R
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                  None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1                             0.75%
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                          None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                    None
redeemed, if applicable)
-------------------------------------------------------------------------------
Exchange Fee                                                 None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees2                                   0.35%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.60%
-------------------------------------------------------------------------------
Other Expenses                                              0.12%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          1.07%
-------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.


2The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees were 0.25%. The Adviser expects to continue to waive a portion of its advisory fees during the current fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver remains in effect as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares".


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
MONEY MARKET FUND
    Class R Shares 1       $184         $340         $590         $1,306
    Class R Shares 2        109          340          590          1,306

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific types of investments in which each Fund primarily invests.

---------------------------------------------------------------------------------------------------------------------------
                                                                              High-Yield
                                           Fixed                               Lower       Asset-    Mortgage-
                              Equity      Income    Government  Repurchase     Rated       Backed     Backed      Foreign
                            Securities  Securities  Securities  Agreements   Securities  Securities  Securities  Securities
---------------------------------------------------------------------------------------------------------------------------
ARMADA CORE EQUITY FUND
                               [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA EQUITY GROWTH FUND
                               [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA EQUITY INDEX FUND       [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA INTERNATIONAL
EQUITY FUND                    [ ]                                                                                   [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP VALUE FUND
                               [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP GROWTH
FUND                           [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL/MID CAP VALUE
FUND                           [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED MATURITY
BOND FUND                                   [ ]         [ ]                                 [ ]         [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL RETURN
ADVANTAGE FUND                              [ ]         [ ]                     [ ]        [ ]          [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA U.S. GOVERNMENT
INCOME FUND                                 [ ]         [ ]                                 [ ]         [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND                    [ ]         [ ]         [ ]
---------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of these Funds' principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                            EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                            Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks
--------------------------------------------------------------------------------
Equity Growth Fund                          Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks of large cap companies
--------------------------------------------------------------------------------
Equity Index Fund                           Investors seeking returns similar to
                                            those of the S&P 500 Composite Stock
                                            Price Index who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks
--------------------------------------------------------------------------------
International Equity Fund                   Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Value Fund                        Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            value-oriented common stocks of
                                            large cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                       Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            growth-oriented common stocks of
                                            small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund                    Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            value-oriented common stocks of
                                            small cap and mid cap companies
--------------------------------------------------------------------------------
                                            FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Limited Maturity Bond Fund                  Investors seeking current income who
                                            are seeking to minimize share price
                                            volatility relative to our other
                                            fixed income funds and who are
                                            willing to accept the risks of
                                            investing in a fund that invests
                                            primarily in shorter term fixed
                                            income securities

--------------------------------------------------------------------------------
Total Return Advantage Fund                 Investors seeking total return with
                                            less share price volatility than a
                                            fund that invests primarily in
                                            equity securities who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in fixed
                                            income securities

--------------------------------------------------------------------------------
U.S. Government Income Fund                 Investors seeking current income who
                                            are interested in the lower credit
                                            risk associated with a fund that
                                            invests primarily in U.S. government
                                            fixed income securities
--------------------------------------------------------------------------------

                                            MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund                           Investors seeking current income and
                                            reduced risk through a widely
                                            diversified money market portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2002, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

-------------------------------------------------------------------------------------------------------------------------
                                                                                             ADVISORY FEES PAID AS A
                                                                                              PERCENTAGE OF AVERAGE
                                                                                            NET ASSETS FOR THE FISCAL
FUND NAME                                              MANAGEMENT TEAM                       YEAR ENDED MAY 31, 2002
-------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                           Core Equity Investment Management Team                        0.75%
-------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                        Growth Equity Investment Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                          Core Equity Investment Management Team                        0.20%
-------------------------------------------------------------------------------------------------------------------------
International Equity Fund              International Equity Investment Management Team                   1.15%
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Value Equity Investment Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
-------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                   Value Equity Investment Management Team                       1.00%1
-------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                  Taxable Fixed Income Management Team                         0.35%
-------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                 Taxable Fixed Income Management Team                         0.38%
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                 Taxable Fixed Income Management Team                         0.55%
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                           Taxable Money Market Management Team                         0.25%
-------------------------------------------------------------------------------------------------------------------------

1 The Small/Mid Cap Value Fund was not in operation during the last fiscal year.
  The fee shown represents the contractual advisory fee rates that the Fund is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds.

      CLASS R SHARES:


o     NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o     12B-1 FEES
o     NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR PARTICIPANTS
o     MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS
o     MAXIMUM INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS
o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS


Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

RETIREMENT PLAN PARTICIPANTS
If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.

HOW TO PURCHASE FUND SHARES

                       NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INTERNET               Visit our site and click on "Open an Account      You may place your purchase order on
WWW.ARMADAFUNDS.COM    Online." Or log on to our on line Forms           our Web Site using your established
                       Center to print or complete an application on     banking instructions for payment. To
                       line. Mail the application to the address below.  authorize this service, please complete
                       Unless you arrange to pay by wire or ACH, write   an Account Change Form or call
                       your check, payable in U.S. dollars, to "Armada   1-800-622-FUND (3863).
                       Funds (Fund name)." Armada cannot accept
                       third-party checks, starter checks, credit
                       cards, credit card checks, cash or cash
                       equivalents (i.e., cashier's check, bank draft,
                       money order or traveler's check).
-----------------------------------------------------------------------------------------------------------------------
TELEPHONE              Call our Investor Services Line to obtain an     Call our Investor Services Line to purchase
1-800-622-FUND (3863)  application.                                     additional shares. To authorize this service,
                                                                        please complete an Account Change Form or call
                                                                        1-800-622-FUND (3863).
-----------------------------------------------------------------------------------------------------------------------
MAIL                   Complete an application and mail it along        Make your check payable to "Armada Funds (Fund
                       with a check payable, in U.S. dollars, to        Name)."  Please include your account number on
                       "Armada Funds (Fund Name)."                      your check and mail it to the address at the
                         Armada Funds                                   left.
                         P.O. Box 8421
                         Boston, MA 02266-8421

                       For overnight delivery mail to:
                         Boston Financial Data Services
                         Attn: Armada Funds
                         66 Brooks Drive
                         Braintree, MA 02184

                       Armada cannot accept third-party checks, starter
                       checks, credit cards, credit card checks, cash
                       or cash equivalents (i.e., cashier's check, bank
                       draft, money order or traveler's check).
-----------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING     Complete "Bank, Wire & Electronic Funds          A Planned Investment Program can be set up to
HOUSE ("ACH")          Transfer Instructions"  section of the           automatically purchase shares on designated
                       application to have funds directly               dates during the month.  Please see "Planned
                       transferred from a bank account.  A primary      Investment Program" below.
                       and secondary account may be established.
                       Please note all electronic transfers will be on
                       the primary account unless notified otherwise.
                       Any changes in these instructions must be made
                       in writing to Armada Funds with a signature
                       guarantee.
-----------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT     With a $50 minimum initial investment and if     With current account information on your
PROGRAM                you have a checking or savings account with      account, participation in the program can be
                       a bank, you may purchase Class R Shares          arranged via the Internet or by calling
                       automatically through regular deductions from    1-800-622-FUND (3863).
                       your account in amounts of at least $50 per
                       month per account.                               For existing accounts, without account
                                                                        information, participation can be arranged by
                       You may arrange for participation in this        completing an Account Change Form with banking
                       program when a new account is established.       information.  This form must include a
                                                                        signature guarantee by a bank or other
                                                                        financial institution.
-----------------------------------------------------------------------------------------------------------------------

WIRE                   To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                       1-800-622-FUND (3863) to set up your           the wire in order to obtain a confirmation
                       account to accommodate wire                    number and to ensure prompt and accurate
                       transactions and to receive a wire             handling of funds.  Ask your bank to
                       control number to be included in the           transmit immediately available funds by wire
                       body of the wire. Ask your bank to             as described at the left.  Please include
                       transmit immediately available funds by        your account number.
                       wire in the amount of your purchase
                       to:                                            Armada and its transfer agent are not
                       State Street Bank and Trust Company            responsible for the consequences of delays
                       ABA # 011000028                                resulting from the banking or Federal
                       Account 99052755 Credit Armada Funds           Reserve Wire system, or from incomplete
                       (Account Registration)                         wiring instructions.
                       (Account Number)
                       (Wire Control Number)

                       Note: Your bank may charge you a fee
                       for this service.

                       Armada and its transfer agent are not responsible for the
                       consequences of delays resulting from the banking or
                       Federal Reserve Wire system, or from incomplete wiring
                       instructions.
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY Contact your financial consultant.             Contact your financial consultant. Please
                       Please note, your financial consultant         note, your financial consultant or
                       or institution may charge a fee for its        institution may charge a fee for its
                       services.                                      services.
-----------------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund, other than the Money Market Fund, generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions of for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o        redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o        redemptions by a settlor of a living trust;

o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o        return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o        exchanges of Class R Shares for Class R Shares of other Armada
         Funds;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

WWW.ARMADAFUNDS.COM
-------------------
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page 40 for information concerning the application of contingent deferred sales charges. Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the Transfer Agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
-------------------
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The exchange minimum is at least $500.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS R
SHARES

You can exchange Class R Shares of an Armada Fund for Class R Shares of another Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Value Fund

The following Funds distribute income monthly:

         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund

The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

Class R Shares of the Funds are new and have no performance history. For this reason, the tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for at least the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


The financial highlights for the six-month period ended November 30, 2002 are unaudited.

In June 2000, the Parkstone U.S. Government Income Fund was reorganized into the Armada U.S. Government Income Fund. In connection with this reorganization, the Armada U.S. Government Income Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada U.S. Government Income Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,


                                         Realized
                  Net                       and                                 Net
                 Asset                   Unrealized            Distributions   Asset
                 Value,        Net          Gains    Dividends   from Net      Value,
               Beginning   Investment     (Losses)   from Net    Realized       End
                   of        Income/         on     Investment    Capital        of       Total
                 Period       (Loss)     Securities   Income       Gains       Period    Return+
CORE EQUITY FUND
CLASS A
2002*            $10.77      $0.03 1       $(1.41)     $(0.02)    $(0.00)      $9.37     (12.79)%
2002              12.16       0.02 1        (1.13)      (0.02)     (0.26)      10.77       (9.19)
2001              14.80       (0.02)        (0.70)      (0.00)     (1.92)      12.16       (5.91)
2000              13.71       (0.00)          1.62      (0.00)     (0.53)      14.80        11.98
1999              11.34      (0.05)1          2.93      (0.00)     (0.51)      13.71        25.78
1998 2            10.00         0.04          1.34      (0.04)     (0.00)      11.34        13.85
EQUITY GROWTH FUND
CLASS A
2002*            $19.34      $0.01 1       $(2.63)     $(0.01)    $(0.00)     $16.71     (13.57)%
2002              24.17      (0.04)1        (4.58)      (0.00)     (0.21)      19.34      (19.23)
2001              28.76      (0.07)1        (3.40)      (0.00)     (1.12)      24.17      (12.53)
2000              24.55      (0.06)1          4.53      (0.00)     (0.26)      28.76        18.22
1999              21.35      (0.09)1          4.28      (0.00)     (0.99)      24.55        19.88
1998              18.67       (0.04)          4.99      (0.00)     (2.27)      21.35        28.32
EQUITY INDEX FUND
CLASS A
2002*             $9.18      $0.05 1       $(1.13)     $(0.05)    $(0.00)      $8.05     (11.78)%
2002              10.82       0.08 1        (1.64)      (0.08)     (0.00)       9.18      (14.44)
2001              12.22         0.08        (1.40)      (0.08)     (0.00)      10.82      (10.82)
2000              11.29         0.09          1.01      (0.11)     (0.06)      12.22         9.70
1999 3             9.09         0.07          2.18      (0.05)     (0.00)      11.29        24.83
INTERNATIONAL EQUITY FUND
CLASS A
2002*             $9.68      $0.01 1       $(1.82)     $(0.00)    $(0.00)      $7.87     (18.70)%
2002              10.81       0.04 1        (1.16)      (0.01)     (0.00)       9.68      (10.35)
2001              14.97     (0.01) 1        (3.15)      (0.00)     (1.00)      10.81      (22.88)
2000              10.87       (0.03)          4.21      (0.01)     (0.07)      14.97        38.50
1999              10.82       (0.01)          0.10      (0.04)     (0.00)      10.87         0.84
1998 4            10.00         0.04          0.79      (0.01)     (0.00)      10.82         8.28

                                                                      Ratio of
                                                         Ratio           Net
                                                          of         Investment
                             Ratio of    Ratio of      Expenses        Income/
                      Net    Expenses      Net        to Average     (Loss) to
                    Assets     to       Investment     Net Assets     Average
                     End of  Average   Income/(Loss)    (Before      Net Assets   Portfolio
                    Period     Net      to Average        Fee       (Before Fee    Turnover
                     (000)   Assets     Net Assets      Waivers)      Waivers)       Rate
CORE EQUITY FUND
CLASS A
2002*                $2,935    1.20%      0.57%          1.20%          0.57%        36%
2002                  3,313     1.22       0.22           1.22           0.22        112
2001                  3,987     1.24     (0.17)           1.29         (0.22)         34
2000                  4,146     1.25     (0.22)           1.31         (0.28)         37
1999                  1,731     1.23     (0.40)           1.23         (0.40)         43
1998 2                  408     1.14       0.14           1.30           0.04         60
EQUITY GROWTH FUND
CLASS A
2002*               $85,378    1.16%      0.12%          1.16%          0.12%        30%
2002                103,258     1.17     (0.20)           1.17         (0.20)         52
2001                139,717     1.18     (0.28)           1.23         (0.33)         18
2000                180,000     1.15     (0.24)           1.21         (0.30)         25
1999                156,356     1.17     (0.36)           1.17         (0.36)         57
1998                 12,380     1.23     (0.26)           1.23         (0.26)        260
EQUITY INDEX FUND
CLASS A
2002*               $10,231    0.59%      1.14%          0.74%          0.99%         3%
2002                  7,889     0.58       0.84           0.73           0.69          4
2001                  7,777     0.61       0.69           0.86           0.44         15
2000                  8,253     0.59       0.77           0.84           0.52         48
1999 3                3,892     0.36       1.22           0.71           0.87          9
INTERNATIONAL EQUITY FUND
CLASS A
2002*               $11,898    1.61%      0.43%          1.61%          0.43%        66%
2002                 12,143     1.59       0.38           1.59           0.38         63
2001                 15,390     1.70     (0.11)           1.75         (0.16)        161
2000                  3,618     1.68     (0.19)           1.74         (0.25)        124
1999                  1,127     1.68     (0.04)           1.68         (0.04)         78
1998 4                  276     1.39       1.49           1.47           1.41         28

* For the six months ended November 30, 2002. All ratios for the period have been annualized.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Core Equity Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(3) Equity Index Fund Class A commenced operations on October 15, 1998. All ratios for the period have been annualized.
(4) International Equity Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,


                                         Realized
                  Net                       and                                 Net
                 Asset                   Unrealized            Distributions   Asset
                 Value,        Net          Gains    Dividends   from Net      Value,
               Beginning   Investment     (Losses)   from Net    Realized       End
                   of        Income/         on     Investment    Capital        of       Total
                 Period       (Loss)     Securities   Income       Gains       Period    Return+
LARGE CAP VALUE FUND
CLASS A
2002*            $15.80      $0.09 1       $(2.02)     $(0.08)    $(0.00)     $13.79     (12.22)%
2002              17.36       0.15 1        (0.88)      (0.15)     (0.68)      15.80       (4.10)
2001              16.00         0.21          1.71      (0.24)     (0.32)      17.36        12.42
2000              18.79         0.30        (1.87)      (0.31)     (0.91)      16.00       (8.30)
1999              17.51         0.21          1.55      (0.23)     (0.25)      18.79        10.40
1998              14.86         0.26          3.41      (0.29)     (0.73)      17.51        25.41
SMALL CAP GROWTH FUND
CLASS A
2002*             $9.07     $(0.04)1       $(1.96)     $(0.00)    $(0.00)      $7.07     (22.05)%
2002              11.44     (0.12) 1        (2.25)      (0.00)     (0.00)       9.07      (20.72)
2001              14.81      (0.09)1        (1.92)      (0.00)     (1.36)      11.44      (14.97)
2000              10.11      (0.07)1          4.77      (0.00)     (0.00)      14.81        46.49
1999              11.68      (0.05)1        (1.41)      (0.00)     (0.11)      10.11      (12.54)
1998 2            10.00         0.01          1.71      (0.01)     (0.03)      11.68        17.18
SMALL/MID CAP VALUE FUND
CLASS A
2002 3           $10.00      $0.04 1     $(0.65)**     $(0.00)    $(0.00)      $9.39      (6.10)%

                                                                     Ratio of
                                                        Ratio           Net
                                                         of         Investment
                            Ratio of    Ratio of      Expenses        Income/
                     Net    Expenses      Net        to Average     (Loss) to
                   Assets     to       Investment     Net Assets     Average
                    End of  Average   Income/(Loss)    (Before      Net Assets    Portfolio
                   Period     Net      to Average        Fee       (Before Fee     Turnover
                    (000)   Assets     Net Assets      Waivers)      Waivers)        Rate
LARGE CAP VALUE FUND
CLASS A
2002*              $34,532    1.17%      1.24%          1.17%          1.24%         20%
2002                39,511     1.17       0.90           1.17           0.90          39
2001                43,511     1.22       1.29           1.27           1.24          67
2000                 9,070     1.17       1.82           1.23           1.76          40
1999                11,075     1.18       1.82           1.18           1.82          19
1998                 2,151     1.17       1.62           1.17           1.62          18
SMALL CAP GROWTH FUND
CLASS A
2002*              $17,296    1.49%    (1.04)%          1.49%        (1.04)%         72%
2002               $21,941     1.49     (1.13)           1.49         (1.13)         122
2001                31,327     1.52     (0.69)           1.57         (0.74)         174
2000                 2,710     1.48     (0.53)           1.54         (0.59)         155
1999                 1,089     1.51     (0.51)           1.51         (0.51)         159
1998 2                 331     1.23     (0.32)           1.34         (0.43)          31
SMALL/MID CAP VALUE FUND
CLASS A
2002 3                $632    1.18%      0.71%          1.83%          0.06%         31%

* For the six months ended November 30, 2002. All ratios for the period have been annualized.
** The amount shown for the period ended November 30, 2002 for an average share outstanding throughout the period does not accord with aggregate net gains on investments for that period because of the sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Small Cap Growth Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(3) Small/Mid Cap Value Fund Class A commenced operations on July 1, 2002. All ratios for the period have been annualized.

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,


                                         Realized
                  Net                       and                                 Net
                 Asset                   Unrealized            Distributions   Asset
                 Value,        Net          Gains    Dividends   from Net      Value,
               Beginning   Investment     (Losses)   from Net    Realized       End
                   of        Income/         on     Investment    Capital        of       Total
                 Period       (Loss)     Securities   Income       Gains       Period    Return+
LIMITED MATURITY BOND FUND
CLASS A
2002*            $10.00      $0.17 1         $0.07     $(0.17)    $(0.00)     $10.07        2.42%
2002               9.90       0.47 1          0.10      (0.47)     (0.00)      10.00         5.87
2001               9.74         0.60          0.16      (0.60)     (0.00)       9.90         7.99
2000               9.99         0.56        (0.24)      (0.57)     (0.00)       9.74         3.47
1999              10.08         0.56        (0.05)      (0.55)     (0.05)       9.99         4.94
1998              10.00         0.57          0.09      (0.57)     (0.01)      10.08         6.68
TOTAL RETURN ADVANTAGE FUND
CLASS A
2002*            $10.24      $0.24 1         $0.31     $(0.22)    $(0.04)     $10.53        5.39%
2002              10.02       0.53 1          0.22      (0.53)     (0.00)      10.24         7.60
2001               9.47         0.55          0.56      (0.56)     (0.00)      10.02        12.00
2000               9.98         0.57        (0.44)     (0.58)2     (0.06)       9.47         1.41
1999              10.25         0.56        (0.23)      (0.56)     (0.04)       9.98         3.18
1998               9.89         0.61          0.36      (0.61)     (0.00)      10.25        10.08
U.S. GOVERNMENT INCOME FUND
CLASS A
2002*             $9.45      $0.20 1         $0.12     $(0.24)    $(0.00)      $9.53        3.44%
2002               9.22       0.47 1          0.22      (0.46)     (0.00)       9.45         7.67
2001               8.77         0.55          0.45      (0.55)     (0.00)       9.22        11.66
2000               9.13         0.54        (0.37)      (0.53)     (0.00)       8.77         1.96
1999               9.27         0.55        (0.14)      (0.55)     (0.00)       9.13         4.46
1998 3             9.15         0.61          0.08     (0.57)4     (0.00)       9.27         7.80

                                                                  Ratio of
                                                     Ratio           Net
                                                      of         Investment
                         Ratio of    Ratio of      Expenses        Income/
                  Net    Expenses      Net        to Average     (Loss) to
                Assets     to       Investment     Net Assets     Average
                 End of  Average   Income/(Loss)    (Before      Net Assets    Portfolio
                Period     Net      to Average        Fee       (Before Fee     Turnover
                 (000)   Assets     Net Assets      Waivers)      Waivers)        Rate
LIMITED MATURITY BOND FUND
CLASS A
2002*            $8,402    0.78%      3.29%          0.88%          3.19%         51%
2002              7,039     0.73       4.69           0.83           4.59         110
2001              5,022     0.65       5.88           0.83           5.70          87
2000                873     0.64       5.74           0.84           5.54          90
1999                550     0.53       5.39           0.75           5.17         190
1998                559     0.41       5.65           0.80           5.26         135
TOTAL RETURN ADVANTAGE FUND
CLASS A
2002*            $3,190    0.82%      4.52%          0.97%          4.32%         54%
2002              1,350     0.80       5.17           0.97           5.60          88
2001              1,183     0.76       5.70           1.04           5.42         182
2000              5,035     0.73       5.92           1.02           5.63         121
1999              4,686     0.69       5.48           0.89           5.28         142
1998                640     0.54       6.14           0.97           5.71         170
U.S. GOVERNMENT INCOME FUND
CLASS A
2002*           $16,019    1.00%      4.10%          1.00%          4.10%        158%
2002             13,387     1.01       5.04           1.01           5.04         219
2001             13,863     1.03       6.03           1.08           5.98          78
2000             20,790     1.08       6.03           1.19           5.92          74
1999             38,190     1.00       5.92           1.34           5.58          53
1998 3           54,710     1.00       7.20           1.34           6.86         279

* For the six months ended November 30, 2002. All ratios for the period have been annualized.
+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.
(3) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(4) Includes a tax return of capital of $(0.04) for Class A of the U.S. Government Income Fund.

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,

                                                                                                                       Ratio of
                                                                                                                        of Net
                                                                                                            Ratio     Investment
                                                                                Ratio of     Ratio of    of Expenses    Income
             Net Asset                Dividends    Net Asset        Net Assets  Expenses    Investment    to Average   to Average
               Value,        Net       from Net     Value,            End of       to         Income      Net Assets   Net Assets
             Beginning   Investment   Investment     End      Total   Period     Average     to Average  (Before Fee  (Before Fee
             of Period     Income       Income    of Period  Return    (000)    Net Assets   Net Assets    Waivers)    Waivers)
MONEY MARKET FUND
CLASS A
2002*          $1.00      $0.01 1      $(0.01)      $1.00    0.60%  $1,303,052    0.64%         1.18%        0.74%       1.08%
2002            1.00       0.02 1       (0.02)       1.00     2.16   1,763,870     0.65          2.08         0.75        1.98
2001            1.00         0.06       (0.06)       1.00     5.74   2,030,360     0.58          5.58         0.73        5.43
2000            1.00         0.05       (0.05)       1.00     5.25   1,717,661     0.55          5.14         0.71        4.98
1999            1.00         0.05       (0.05)       1.00     4.82   1,360,644     0.56          4.68         0.66        4.58
1998            1.00         0.05       (0.05)       1.00     5.26     696,893     0.51          5.14         0.61        5.08

* For the six months ended November 30, 2002. All ratios, excluding total return, for the period have been annualized.
(1) Per share amounts calculated using average shares outstanding method.

                                                                           NOTES

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams CO.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief  Executive Officer
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
    Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                        [Sailboat Logo]
                                                              Armada(R)
                                                                  Funds
                                                    www.armadafunds.com

                                                        [Sailboat Logo]
                                                              Armada(R)
                                                                  Funds
                                                    www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act registration number is 811-4416.

                                                                   ARM-PS-018-01